UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

October 20, 2016 (October 19, 2016)

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On October 19, 2016, in accordance with the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 27, 2015, among Walgreens Boots Alliance, Inc. (“WBA”), Rite Aid Corporation (the “Company”) and Victoria Merger Sub, Inc., WBA and the Company jointly agreed to extend the “End Date” (as defined in the Merger Agreement) to January 27, 2017.

The full text of the Merger Agreement was filed as Exhibit 2.1 to the Current Report filed by the Company on October 29, 2015.

On October 20, 2016, the Company and WBA issued a joint press release announcing the extension of the End Date. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits

99.1	Press release issued by Rite Aid Corporation and Walgreens Boots Alliance, Inc. on October 20, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITE AID CORPORATION

Dated: October 20, 2016	By:	/s/ James J. Comitale
		Name:	James J. Comitale
		Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Rite Aid Corporation and Walgreens Boots Alliance, Inc. on October 20, 2016.